UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 18, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          Delaware                        0-49790              11-3200514
(State or Other Jurisdiction           (Commission File       (IRS Employer
      of Incorporation)                    Number)          Identification No.)

                330 South Service Road, Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On April 24, 2006, Verint Systems Inc. (NASDAQ: VRNT) (the "Company" or "Verint") issued a press release, attached to this Current Report on Form 8-K as
Exhibit 99.1, reporting that the Company received a letter on April 18, 2006 from The Nasdaq Stock Market indicating that as a result of the Company's failure to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the period ended January 31, 2006, as well as the Company's failure to file a Current Report on Form 8-K/A, which would have amended the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by the Company of MultiVision Intelligence Surveillance Limited's networked video security business (the "MultiVision Financials"), the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

Verint will appeal the Nasdaq Staff's determination by requesting a hearing before the Nasdaq Listing Qualifications Panel, which will automatically stay the delisting of Verint's common stock pending the Panel's review and determination. Until the Panel issues a determination and the expiration of any exception granted by the Panel, Verint's common stock will continue to be traded on The Nasdaq National Market. However, as a result of the delayed filing of its Annual Report on Form 10-K, the trading symbol for the Company's common stock will be changed from VRNT to VRNTE.

As previously announced Verint has delayed filing its Annual Report on Form 10-K for the period ended January 31, 2006 as a result of the ongoing review by Comverse Technology, Inc., the 57% stockholder of Verint, relating to Comverse's stock option grants (the "Comverse Review"), and the uncertainty of the impact of the Comverse Review on Verint's historical financial statements. Verint intends to file the Annual Report as soon as practicable after the determination of whether any restatement of Verint's previously issued financial statements is required.

There can be no assurance that the Panel will grant the Company's request for an extension that would allow the continued listing of the Company's common stock on The Nasdaq Stock Market until the Company files its Annual Report on Form 10-K for the period ended January 31, 2006, the MultiVision Financials and all other required reports with the Securities and Exchange Commission.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Note: Certain statements in this Current Report on Form 8-K concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results related to Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of

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Verint's common stock from NASDAQ; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

ITEM 8.01. OTHER EVENTS.

The information disclosed in Item 3.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release dated April 24, 2006









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VERINT SYSTEMS INC.

                                           By:     /s/ Igal Nissim
                                                  ------------------------------
                                           Name:  Igal Nissim
                                           Title: Chief Financial Officer


                                           Dated: April 24, 2006












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                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

   99.1            Press Release of Verint Systems Inc. dated April 24, 2006



















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